                          PURCHASE AND SALE AGREEMENT

                                By and Between

                                 181 Investors

                                   -Seller-

                                      and

                             TENFOLD CORPORATION,
                            a Delaware corporation

                                    -Buyer-

                               February 14, 2000

                          PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of February 14, 2000, by and between 181 INVESTORS, a California general partnership ("Seller"), and TEN FOLD CORPORATION, a Delaware corporation (the "Buyer").

                                   RECITALS
                                   --------

     A. Seller owns all of that certain real property located in San Rafael, Marin County, California, commonly known as at 171 and 181 Carlos Drive, as more particularly described on Exhibit A attached hereto (the "Real Property").
                          ---------

     B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, said Real Property and all rights and interests appurtenant thereto, all on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the respective agreements hereinafter set forth, Seller and Buyer agree as follows:

     1.   PROPERTY INCLUDED IN SALE  Seller hereby agrees to sell and convey to
          -------------------------
Buyer, and Buyer hereby agrees to purchase from Seller, the following:

          1.1. Real Property  All of the land comprising the Real Property, as
               -------------
described on Exhibit A attached hereto.
             ---------

          1.2. Appurtenances  All rights, privileges and easements appurtenant
               -------------
to the Real Property to the extent owned by Seller, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on the Real Property, as well as all air rights, solar rights, water, water rights and water stock relating to the Real Property, and all easements, rights-of-way or other appurtenances used or intended to be used in connection with the beneficial use and enjoyment of the Real Property (the "Appurtenances").

          1.3. Improvements  All improvements and fixtures located on the Real
               ------------
Property (the "Improvements"). The parties acknowledge that the improvements include, without limitation, two (2) - two (2) story wood-frame office buildings containing approximately 13,714 rentable square feet in the aggregate. This recital is not a representation of square footage and the purchase price is not predicated upon the amount of square footage.

          1.4. Permits, Development Approvals and Fees  All permits and
               ---------------------------------------
development rights, agreements, entitlements and approvals relating to the Real Property.

          1.5. Personal Property  All personal property used in connection with
               -----------------
or located on the Real Property, including, but not limited to, the items specifically listed in Exhibit B attached hereto.
                       ---------

     All of the items described in Sections 1.1 through 1.5 above are hereinafter collectively called the "Property."

     2.   PURCHASE PRICE
          --------------

          2.1 The purchase price for the Property shall be $3,100,000.00 ("Purchase Price").

          2.2 Buyer agrees to deposit One Hundred Thousand Dollars ($100,000.00) in cash with the Title Company within three (3) business days following Seller's execution of this Agreement. Funds deposited with the Title Company pursuant to this Section 2.2, together with all earnings from the investment of those funds while they are held by the Title Company, are referred to in this Agreement as the "Deposit." All sums comprising the Deposit shall be held in an interest-bearing account and interest accruing thereon shall be held for the account of Buyer. In the event the sale of the Property as contemplated hereunder is consummated, the Deposit (plus interest accrued thereon) shall be credited against the Purchase Price. In the event the sale of the Property is not consummated because of the failure of any condition or any other reason except a default under this Agreement solely on the part of Buyer, the Deposit (plus interest accrued thereon) shall immediately be returned to Buyer. If said sale is not consummated because of a default under this Agreement solely on the part of Buyer, the Deposit, but not the interest accrued thereon, shall be paid to and retained by Seller as liquidated damages. THE PARTIES HAVE AGREED THAT SELLER'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES AND AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT SOLELY ON THE PART OF BUYER.

              /s/ RPH                      /s/ PFW /s/ AC /s/ ARN /s/ IM
          ----------------                 -----------------------------
          Buyer's Initials                       Seller's Initials

     3.   TITLE TO THE PROPERTY  On the Closing Date (as hereinafter defined),
          ---------------------
Seller shall convey to Buyer marketable and insurable fee simple title to the Real Property, Appurtenances and Improvements by duly executed and acknowledged grant deed in the form attached hereto as Exhibit B (the "Deed"), free and clear
                                          ---------
of any known exceptions save and except those to which Buyer has not objected pursuant to this Agreement. Evidence of delivery of marketable and insurable fee simple title shall be the issuance by Title Company of an ALTA Owner's Policy of Title Insurance (the "Title Policy") in the amount of the Purchase Price, insuring fee simple title to the Real Property and Appurtenances in the Buyer.

          3.1. Buyer, during the Review Period but in no event later than ten
(10) business days following delivery of the preliminary title report covering the Property and meeting the requirements of Section 6.1(a) below, shall give written notice to Seller of any exception to title to which Buyer objects.

          3.2. If Seller is unable to (or unwilling, based upon the cost of removing an exception being disproportionate in relation to the Purchase Price) remove the objectionable exception(s), Seller shall give notice to Buyer, specifying the exception and the reason for Seller's inability or unwillingness to remove same, within five (5) business days following

Buyer's notice given pursuant to Section 3.1 above, and Buyer may, within seven
(7) business days of such notice, Buyer may either to waive its objection to the exception(s), or terminate this Agreement, in which event all deposits shall be refunded to Buyer. Buyer's election to waive its objection to the exception or terminate shall be delivered in writing to Seller no more than seven (7) business days from delivery of Seller's notice.

          3.3. In the event of an exception to title to which Buyer has objected and which Seller is willing to remove, but is unable to remove prior to close of escrow, or any extension thereof to which both parties have agreed, Buyer may withdraw the exception, or terminate this Agreement, in which event all deposits shall be refunded to Buyer. Buyer agrees to extend closing of escrow, once, for a period of no less than and no more than 20 calendar days, in the event such additional time may, in Seller's reasonable opinion, enable Seller to remove the excepted exception.

     4.   CONDITIONS TO CLOSING
          ---------------------

     The following conditions are conditions precedent to Buyer's obligation to purchase the Property:

          4.1. Approval of Property  Buyer shall have approved the Property
               --------------------
pursuant to Article 6 below.

          4.2. Financing  Buyer's procurement, on or before the expiration of
               ---------
the Review Period, of a loan commitment to finance a portion of Buyer's purchase of the Property at terms acceptable to Buyer in its sole and absolute discretion.

          4.3. Title Policy  Title Company shall issue the Title Policy to Buyer
               ------------
at the closing of the purchase and sale of the Property (the "Closing").

          4.4. Estoppel Certificates  Seller delivers fully executed estoppel
               ---------------------
certificates in form and substance reasonably satisfactory to Buyer on or from each tenant under the Leases (defined below) on or before the Closing Date (defined below)

          4.5. Representations and Warranties  All of Seller's representations
               ------------------------------
and warranties contained in or made pursuant to this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date, as defined below.

          4.6. Board Approval  Buyer's Board of Directors shall, on or before
               --------------
the expiration of the Review Period, have authorized the purchase of the Property by Buyer.

          The foregoing conditions in this Section 4 are intended solely for the benefit of Buyer. If any of the foregoing conditions are not satisfied, Buyer shall have the right at its sole election either to waive in writing the condition in question and proceed with the purchase or, in the alternative, terminate this Agreement.

     5.   THE CLOSING
          -----------

          5.1. Closing Date  The Closing hereunder shall be consummated through
               ------------
an escrow ("Escrow") to be opened with Title Company. All of the documents required for the Closing and the funds required for the payment of the Purchase Price shall be delivered into the Escrow on or before the date that is thirty
(30) days following Buyer's approval of the Property pursuant to Article 6 below (provided, that if such thirtieth (30/th/) day is a weekend or holiday then such documents and/or sums shall be due on the next succeeding business day), or such other date prior thereto as Buyer and Seller may mutually agree in writing (the "Closing Date"). Such date may not be extended without the approval of both Seller and Buyer, except as otherwise expressly provided in this Agreement. The Closing shall commence on the Closing Date and shall be completed on the Closing Date or the business day following the Closing Date upon recordation by the Title Company of the Deed and disbursement by the Title Company of the Purchase Price to Seller. Buyer and Seller shall each submit to the Title Company, not less than two (2) business days prior to the Closing Date, escrow instructions consistent with the provisions of this Agreement.

          5.2. Seller's Documents  At the Closing, Seller shall deliver to Buyer
               ------------------
through escrow the following:

               (a) a duly executed and acknowledged Deed;

               (b) a duly executed counterpart of an Assignment of Permits and Other Intangible Property in the form of Exhibit D attached hereto;
                                         ---------

               (c) a duly executed Bill of Sale in the form of Exhibit E
                                                               ---------
attached hereto;

               (d) a duly executed Affidavit of Non-foreign Status in the form of Exhibit F attached hereto;
   ---------

               (e) estoppel certificates, duly executed by the tenant under each of the Leases, in the form of Exhibit G hereunder; and
                              ---------

               (f) a duly executed Assignment of Leases in the form of Exhibit H
                                                                       ---------
attached hereto.

               (g) any other documents, instruments or agreements called for hereunder which have not previously been delivered.

          Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

          5.3. Buyer's Documents and Funds  At the Closing, Buyer shall deliver
               ---------------------------
to Seller through escrow the following:

               (a) the Purchase Price, subject to the prorations and credits hereinafter provided for; and

               (b) any documents, instruments or agreements expressly called for hereunder which exist and have not previously been delivered.

          Seller may waive compliance on Buyer's part under any of the foregoing items by an instrument in writing.

          5.4. Other Documents  Seller and Buyer shall each deposit such other
               ---------------
instruments as are reasonably required by the escrow holder or otherwise required to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

          5.5. Prorations  Rents, real property taxes, and other items of income
               ----------
and expense of ownership of the Property shall be prorated as of 12:01 a.m. on the date the Deed is recorded on the basis of a 365-day year.

          5.6. Closing Costs  Transfer taxes applicable to the sale of the
               -------------
Property (if any), the fee for the Title Policy, escrow charges and other costs of the Closing shall be paid one-half (1/2) by the Seller and one-half (1/2) by the Buyer. Each party shall pay its own attorneys' fees in connection with the sale.

     6.   REVIEW PERIOD
          -------------

          6.1. To assist Buyer in evaluating the Property, Seller will deliver to Buyer within ten (10) calendar days after the date of Seller's execution and delivery of this Agreement to Buyer (the date of Buyer's actual delivery being referred to herein as the "Delivery Date") the following (collectively, the "Review Materials"):

               (a) A preliminary title report and offer of title commitment, issued by the Title Company, indicating the condition of title to the Property (the "Preliminary Report"), accompanied by legible copies of all documents listed as exceptions to coverage in the Title Report.

               (b) Copies of (i) all maintenance, repair and operating records relating to the maintenance, repair and operation of the Property which have been maintained by Seller in the business records of Seller in the ordinary course of business, (ii) all documents evidencing permits, licenses, approvals, utility rights, development rights and similar rights relating to ownership, operation and/or maintenance of the Property, if any, whether granted by governmental authorities or private persons that are in the possession of Seller, (iii) all assignable warranties and guaranties covering all or any part of the Property that are in the possession of Seller, and (iv) any leases or occupancy agreements affecting the Property.

               (c) A copy of ad valorem tax bills (both real and personal property taxes) for the Property for the current tax year (if available to Seller) as well as the immediately preceding tax year.

               (d) To the extent not already provided to Buyer, copies of all environmental reports and test results for the Property or neighboring property performed by or for Seller or any of its affiliates or Seller's property manager or otherwise in Seller's possession.

               (e) All service contracts, maintenance contracts, management contracts, certificates of occupancy, audits of the compliance of the Improvements with applicable laws (including, without limitation, the Americans with Disabilities Act), warranties, soils and geologic reports, hazardous materials reports or audits, insurance policies, operating statements for the Property for the prior two (2) years.

               (f) All existing and pending leases (and any amendments, modifications, and letter agreements relating thereto) affecting the Property, as well as a current rent roll for the Property, listing for each tenant the name, rent, obligation for reimbursement for expenses, amount of deposit and prepaid rent, if any, lease commencement date, lease termination date, lease options, option rent, and cost of living or other rent escalation clauses; and

               (g) All "as-built" plans and specifications for the Property, which shall include, without limitation, any mechanical, electrical, HVAC, plumbing and life safety system plans, specifications and drawings, and service records for the building systems in the Improvements and the operating and maintenance statements and manuals therefor.

     All Review Materials shall be delivered by Seller to Buyer at one time, under cover of a letter signed by Seller specifying by category the documents provided and containing Seller's representation that due diligence was used in the effort to locate the documents herein identified and that such documents as were located, are to the best of Seller's knowledge after diligent search and inquiry, all of the herein identified by Seller.

          6.2. Buyer and its representatives, consultants and contractors may enter upon the Property at any time and make inspections and tests (including soil borings and environmental tests) regarding the Property as Buyer deems necessary or desirable; provided that Buyer must obtain Seller's approval of any intrusive or destructive testing. Damages to the Property resulting from any inspection or testing conducted by or at the direction of Buyer will be repaired by Buyer so that the Property is restored to its original condition. Buyer will indemnify, defend and hold harmless Seller against any claim arising out of activities conducted at the Property pursuant to this Section 6.2 by Buyer and its representatives, consultants and contractors and related damage, cost or expense (including fees and disbursements of attorneys and other professionals and court costs).

          6.3. Buyer may terminate its obligation to complete the Purchase at any time during the 45-day period commencing on the Delivery Date (the "Review Period") if Buyer, in its sole discretion, is not satisfied with the Property or any matter relating to the Property, including the physical or environmental condition of the Property, title to the Property or the Property's operating history, or if Buyer is unable to procure the Loan Commitment. Buyer may exercise its right under this Section 6.3 by giving Seller written notice so long as actually delivered during the Review Period. Upon delivery of the notice, Seller shall direct the Title Company to return the Deposit to the Buyer. Failure to timely approve the Property in writing shall constitute an election by Buyer to terminate this Agreement in which event the title company shall return to Buyer the Deposit.

     7.   REPRESENTATIONS AND WARRANTIES OF SELLER
          ----------------------------------------

     Seller hereby represents and warrants to Buyer as follows:

          7.1. Seller is a general partnership duly organized and validly existing and in good standing under the laws of the State of California and all documents executed by Seller which are to be delivered to Buyer at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Seller, and are or at the Closing will be legal, valid and binding obligations of Seller, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Seller is a party or to which it is subject.

          7.2. There are no known claims, suits or proceedings which are pending against Seller or which relate to the Property or the use or operation thereof and, to the knowledge of Seller, no such claims, suits or proceedings are threatened or anticipated against Seller.

          7.3. All contracts or documents delivered by Seller to Buyer pursuant to this Agreement or in connection with the execution hereof are and at the time of Closing will be, so far as is known to Seller at the time of delivery, true, complete and correct copies.

          7.4. At the time of Closing there will be no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' or materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing.

          7.5. There are no leases or occupancy agreements of any kind recognized by Seller relating to the Real Property or any portion thereof other than those delivered and identified on the rent roll.

          7.6. Seller is not aware of any actually communicated assertion by any party that the Property is in material violation of any laws. Seller has not ever been subject to or received any notice of any private, administrative or judicial action, or notice of any intended private, administrative or judicial action relating to code violations, or of the presence or alleged presence of Hazardous Material in, under, upon or emanating from the Property. There are no known pending or threatened actions or proceedings from any governmental agency or any other entity involving remediation of any condition of the Property, including, without limitation, petroleum contamination, pursuant to Environmental Laws. (As used in this Agreement, "Hazardous Material" shall mean the substances (i) defined as "Hazardous Waste" in 40 CFR 261, and substances defined in any comparable California statute or regulation; (ii) any substance the presence of which requires remediation pursuant to any Environmental Laws; and (iii) any substance disposed of in a manner not in compliance with Environmental Laws.) the federal Resource Conservation Recovery Act, 42 USC
(S)6901 et seq. ("RCRA").

          7.7. No underground storage tanks containing petroleum products or wastes or other hazardous substances regulated by 40 CFR 280 or Environmental Laws have been installed or discovered on the Property during Seller's ownership thereof.

          7.8. The Property is not the subject of, or would be affected by, any pending condemnation or eminent domain proceedings, and to the knowledge of the Seller, no such proceedings are threatened.

          7.9. All documents executed by Seller which are to be delivered to Buyer at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Seller, are or at the time of Closing will be legal, valid and binding obligations of Seller, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Seller are a party or to which the Property is subject.

     8.   REPRESENTATIONS AND WARRANTIES OF BUYER  Buyer hereby represents and
          ---------------------------------------
warrants to Seller that Buyer is a Delaware corporation duly organized and validly existing and is in good standing under the laws of the State of California and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement, mortgage, deed, note or other document or instrument to which Buyer is a party or to which it is subject.

     9.   REMEDIES
          --------

          9.1. If, following approval of the Property, Buyer fails to purchase the Property in default of this Agreement, Seller, as its sole and exclusive remedy, may terminate its obligation to consummate the Closing and, upon doing so, shall be entitled to receive the Deposit.

          9.2. If Seller fails to perform its obligations to convey the Property to Buyer, Buyer, at Buyer's option, may enforce specific performance, seek monetary damages, and/or terminate its obligation to purchase the Property. The foregoing remedies are meant to be cumulative, and not exclusive, nor shall this
Section 9.d serve to limit Buyer's options to seek relief at law or in equity in the event of Seller's default hereunder. If Buyer terminates its obligation to purchase the Property under this Section 9.2, (a) the Deposit shall be returned to Buyer, and (b) Buyer shall be entitled to recover from Seller its out-of-pocket costs in negotiating this Agreement and reviewing the Property up to $25,000.00 in the aggregate.

     10.  INDEMNIFICATION Each party hereby agrees to indemnify the other party
          ---------------
and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, reasonable attorneys' fees, resulting from any material misrepresentations or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or exhibit given or delivered to the other pursuant to or in connection with this Agreement. The indemnification provisions of this Section 10 shall survive beyond the delivery of the Deed and transfer of title so long as applicable limitations statutes permit for said breach or misrepresentation.

     11.  CASUALTY OR CONDEMNATION  In the event that, prior to Closing, the
          ------------------------
Property, or any material part thereof, is destroyed or damaged, or if condemnation proceedings are commenced against the Property or any material part thereof, Buyer shall have the right, exercisable by giving notice of such decision to Seller within ten (10) business days after receiving written notice from Seller of such damage, destruction or condemnation proceedings, to terminate this Agreement, in which case, neither party shall have any further rights or obligations hereunder. If Buyer elects to accept the Property in its then condition, all proceeds of insurance or condemnation awards payable to Seller by reason of such damage, destruction or condemnation shall be paid or assigned to Buyer.

     12.  POSSESSION  Possession of the Property shall be delivered to Buyer on
          ----------
the Closing Date. Prior to the closing, Seller shall afford Buyer or authorized representatives of Buyer reasonable access to the Property for the purposes of conducting soils tests, surveys or other physical inspections of the Property. Buyer shall indemnify Seller and hold Seller harmless against all loss, cost, damage and expenses, including reasonable attorneys' fees, arising from or related entry onto the Property by Buyer and its representatives.

     13.  BUYER'S CONSENT TO NEW CONTRACTS AFFECTING THE PROPERTY  Seller shall
          -------------------------------------------------------
not, after the date of Seller's execution of this Agreement, enter into any agreement affecting the Property or any aspect thereof without obtaining Buyer's consent thereto, which consent Buyer may withhold only in its reasonable good faith discretion. Notwithstanding the foregoing, in no event will Seller enter into a new lease for space in the Property or any amendment of any existing lease for space in the Property which extends the then-current term of such lease or expands the premises leased thereunder, without Buyer's advance written consent thereto.

     14.  AS-IS  The Property is being sold AS IS and without any warranty other
          -----
than those expressly included in this Agreement. BUYER, in removing the review contingency, agrees that they have relied solely and exclusively upon their own or their employed agents and/or experts inspections, inquiries, and investigation, and have not relied upon anything said by or on behalf of SELLER. Except with respect to the representations contained herein, SELLER has not authorized ANY PERSON to make any representation on behalf of SELLER and any reliance by BUYER upon any person who purports to represent SELLER is unreasonable. It is understood and agreed that, although SELLER has employed a real estate agent and attorney to facilitate this transaction, neither have been authorized to make any factual representations, promises, or provide any factual or legal warranties.

     15.  MISCELLANEOUS
          -------------

          15.1. Notices  Any notice, consent, approval, waiver or other
                -------
communication required or permitted to be given under this Agreement shall be in writing and shall be (i) delivered personally, (ii) deposited with the United States Postal Service, all charges and first class postage prepaid or (iii) delivered by nationally recognized overnight courier, addressed as follows:

                                       If to Seller:


                                       Name:___________________________________
                                       Street Address:_________________________
                                       City, State, Zip Code:__________________
                                       If to Buyer:


                                       Tenfold Corporation
                                       181 West Election Road
                                       Draper, Utah 84020
                                       Attn: General Counsel


                                       With a copy to:


                                       Tenfold Corporation
                                       100 Foster City Boulevard
                                       Suite 200
                                       Foster City, CA 94404
                                       Attn: Lease Administrator


                                       and to:


                                       Shartsis, Friese & Ginsburg LLP
                                       One Maritime Plaza, 18th Floor
                                       San Francisco, California 94111
                                       Attention: Jonathan M. Kennedy, Esq.


or such other address as either party may from time to time specify by notice hereunder to the other. Notice shall be deemed given on the date of delivery (or the date delivery is refused by addressee) unless such date is a weekend or holiday, in which event the Notice shall be deemed given on the next succeeding business day.

          15.2. Brokers and Finders  Seller acknowledges that Seller has been
                -------------------
represented by Keegan & Coppin & Company ("KCC"), and Buyer acknowledges that Buyer has been represented by Cushman & Wakefield, ("C&W") (KCC and C&W being referred to collectively herein as "Brokers") in the negotiation of the this transaction. Brokers shall be paid a commission by Seller pursuant to a separate agreement. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. If any broker or finder perfects a claim for a commission or finder's fee based on any such contact, dealings or communication, the party through whom the broker or finder makes such claim shall be responsible for said commission or fee and all costs and expenses, including reasonable attorneys' fees, incurred by the other party in defending against the same.

          15.3.  Successors and Assigns  This Agreement shall bind and inure to
                 ----------------------
the benefit of the parties hereto and their respective successors, heirs, administrators and assigns. Without being relieved of any liability under this Agreement, Buyer reserves the right to take title to the Property in a name or assignee other than Buyer.

          15.4.  Amendments  This Agreement may be amended or modified by, and
                 ----------
only by, a written instrument executed by Seller and Buyer.

          15.5.  Governing Law  This Agreement shall be governed by and
                 -------------
construed and interpreted in accordance with the laws of the State of California.

          15.6.  Merger of Prior Agreements  This Agreement contains the entire
                 --------------------------
agreement of the parties and supersedes all prior negotiations, correspondence, understandings and agreements between the parties relating to the subject matter hereof.

          15.7.  Attorneys' Fees  In the event of litigation between the parties
                 ---------------
hereto arising from this Agreement or the performance of either party hereunder, and whether in contract, tort, or in equity, the prevailing party shall be entitled to recover their reasonably expended attorneys' fees. This right to attorneys' fees shall be forfeited by any party who fails to demand and participate in mediation, in advance of filing a lawsuit.

          15.8.  Time of the Essence  Time is of the essence of this Agreement.
                 -------------------

          15.9.  Specific Performance  Seller acknowledge that in the event of a
                 --------------------
breach or default or threatened breach or default under this Agreement by Seller prior to the Closing, damages at law will be an inadequate remedy and, accordingly, without in any manner limiting any other remedies available to Buyer, Seller's obligations under this Agreement may be enforced by specific performance.

          15.10. Interpretation  Whenever used herein, the term "including"
                 --------------
shall be deemed to be followed by the words "without limitation." Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

          15.11. Counterparts  This Agreement may be executed in any number of
                 ------------
counterparts which together shall constitute the Agreement.

          15.12. Exhibits  The following exhibits are attached hereto.
                 --------

          Exhibit A  Description of Property
          Exhibit B  Schedule of Personal Property
          Exhibit C  Deed
          Exhibit D Assignment of Permits and Other Intangible Reports Exhibit E Bill of Sale
          Exhibit F  Affidavit of Non-Foreign Status
          Exhibit G  Estoppel Certificate Form

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              BUYER:


                              TENFOLD CORPORATION,
                              a Delaware corporation


                              By: /s/ Robert P. Hughes
                                  ----------------------------
                              Its:  Chief Financial Officer
                                    --------------------------

                              SELLER:

                              181 INVESTORS,
                              a California general partnership

                              By: /s/ Peter F. Walz
                                  ----------------------------
                              Its: Partner
                                   ---------------------------


                              By: /s/ Allen Cristofani
                                  ----------------------------
                              Its: Partner
                                   ---------------------------


                              By: /s/ Arthur R. Nicolaisen
                                  ----------------------------
                              Its: Partner
                                   ---------------------------


                              By: /s/ Ian MacLeod
                                  ----------------------------
                              Its: Partner
                                   ---------------------------

                                   Exhibit A
                                   ---------

                         DESCRIPTION OF REAL PROPERTY

     All of that certain real property situated in the City of San Rafael, County of Marin, State of California, described as follows:

     LOT 6C, as shown upon that certain Map entitled "Map of Smith Ranch - Southerly Portion", filed for record June 9, 1978 in Volume 17 of Maps, at Page 40, Marin County Records.

                                   EXHIBIT A

                                   Exhibit B
                                   ---------

                         SCHEDULE OF PERSONAL PROPERTY

None

                                   Exhibit C
                                   ---------

                                     DEED

     Recording Requested By and
     When Recorded Return To:

     Shartsis, Friese & Ginsburg LLP
     One Maritime Plaza, 18th Floor
     San Francisco, CA 94111
     Attn: Jonathan M. Kennedy, Esq.

     Mail Tax Statements To:

     Tenfold Corporation

     ____________________________
     ____________________________
     ____________________________
     Attn:_______________________


________________________________________________________________________________
                                (Space above this line for Recorder's use only.)
                                                TRANSFER TAX NOT TO BE DISCLOSED
                                                OF PUBLIC RECORD - SEE STATEMENT
                                                SUBMITTED HEREWITH


                                   GRANT DEED

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

          _______________________________, a _____________ ("GRANTOR"), hereby
GRANTS to

     TENFOLD CORPORATION  ("GRANTEE"),

     all the real property situated in Marin County, California described in Exhibit A attached hereto and incorporated herein by this reference.

     IN WITNESS WHEREOF, the undersigned has executed these presents this _____ day of ______________, 2000.

                              ________________________________________,
                              a_______________________________________


                              By:_____________________________________
                              Name:___________________________________
                              Its:____________________________________


     Recording Date: _____________       Official Record No.: ______________


                                   EXHIBIT C

                             STATEMENT OF TAX DUE
                                      AND
         REQUEST THAT AMOUNT PAID NOT BE MADE A PART OF THE PERMANENT
                     RECORD IN THE OFFICE OF THE RECORDER

     (Pursuant to Section 11934 of the Revenue & Taxation Code)


     To: Marin County Recorder

     Request is hereby made, in accordance with the provisions of the Documentary Transfer Tax Act, that this form showing the amount of tax due not be made part of the permanent record in the Office of the Recorder.

          Grantor: ___________, a ___________ limited partnership

          Grantee: TENFOLD CORPORATION, a Delaware corporation

     The property described in the accompanying document is located in:

     ( ) Unincorporated area.          (X) City of: San Rafael


     Declaration:                      Documentary Transfer Tax: $

                                       ( ) Computed on full value of property
                                            conveyed

                                           or

                                       ( ) Computed on full value less liens and
                                            encumbrances remaining at the time
                                            of sale.

NOTE: After the permanent record is made, this form will be affixed to the conveying document and returned with it.


                                   EXHIBIT C

                    CALIFORNIA ALL PURPOSE ACKNOWLEDGEMENT


State of California


County of
     On __________, before me, _______________________________________________,
         Date                           Name and Title of Officer (e.g., "Jane
                                              Doe, Notary Public")

     Personally appeared ______________________________________________________
                                             Name(s) of Signer(s)

                                                [_] personally known to me
                                                [_] proved to me on the basis
                                        of satisfactory evidence

                                        to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                        WITNESS my hand and official seal.

                                        --------------------------------------
    Place Notary Seal Above                   Signature of Notary Public

____________________________________OPTIONAL__________________________________

      Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

     Description of Attached Document

     Title or Type of Document:________________________________________________

     Document Date:_____________________  Number of Pages:_____________________

     Signer(s) Other Than Named Above:_________________________________________

     Capacity(ies) Claimed by Signer

     Signer's Name:__________________________________________________

[_]  Individual

[_]  Corporate Officer - Title(s)____________________________________
[_]  Partner - [_] Limited [_] General
[_]  Attorney in Fact
[_]  Trustee
[_]  Guardian or Conservator
[_]  Other___________________________________________________________

Signer is Representing:______________________________________________

                                   EXHIBIT C

                                   Exhibit A
                                   ---------

                                    to Deed

                               LEGAL DESCRIPTION

                          [Insert Legal Description]

                                   EXHIBIT C

                                   Exhibit D
                                   ---------

                             ASSIGNMENT OF PERMITS
                         AND OTHER INTANGIBLE PROPERTY

     THIS ASSIGNMENT dated _____________, 19__ (the "Assignment"), is made by 181 INVESTORS, a California general partnership ("Assignor") to TENFOLD CORPORATION, a Delaware corporation ("Assignee").

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under any and all governmental permits and other intangible property owned by Assignor in connection with that certain real property described in Exhibit A attached hereto (the "Real Property") or any improvements or personal property located thereon, including without limitation, any of Assignor's interest in or rights under licenses or planning approvals and any contract rights, agreements, utility contracts, warranties, guaranties, general intangibles or other rights relating to the ownership, development, use or operation of Real Property.

     Assignor warrants and represents that as of the date the Real Property is conveyed to Assignee there are no assignments of or agreements to assign the foregoing permits and other intangible property to any other party.

     The Assignment shall be binding on and inure to the benefit of the parties hereto and the successors and assigns.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date and year first above written.

                         ASSIGNOR:

                         181 INVESTORS,
                         a California general partnership

                         By: ___________________________________
                         Its: __________________________________

                         ASSIGNEE:


                         TENFOLD CORPORATION,
                         a Delaware corporation

                         By: ___________________________________
                         Its: __________________________________

                                   Exhibit A
                                   ---------

            to Assignment of Permits and Other Intangible Property

                               LEGAL DESCRIPTION

     All of that certain real property located in Marin County, California described as follows:


                          [Insert Legal Description]

                                   Exhibit E
                                   ---------

                                  BILL OF SALE



None

                                   Exhibit F
                                   ---------

                        AFFIDAVIT OF NON-FOREIGN STATUS
                      INTERNAL REVENUE CODE SECTION 1445

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax equal to ten percent of the purchase price if the transferor is a foreign person. Such transferee is exempt from such obligation to withhold if the transferor provides the transferee an affidavit that the transferor is not a foreign person.

     To induce TENFOLD CORPORATION, a Delaware corporation ("Transferee"), to not withhold tax under such Section 1445 upon the transfer by 181 Investors, a California general partnership ("Transferor"), of a U.S. real property interest located in Marin County, California, as more particularly described in Exhibit A attached hereto, the following affidavit is made on behalf of Transferor under penalty of perjury and with knowledge that Transferee will rely thereon.

     1. Transferor is not a foreign person or foreign corporation, foreign partnership, foreign trust (as those terms are defined in the Internal Revenue
Code);

     2.   The tax identification number of the Transferor is _____________; and

     3.   The Transferor resides at the following addresses: __________________

     ._________________________________________________________________________

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee, and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, the undersigned declares that he/she has examined this certificate and to the best of his/her knowledge and belief it is true, correct and complete.

     Date:  _____________, 19__


                              181 INVESTORS,
                              a California general partnership


                              By: _____________________________________
                              Its: ____________________________________

                                   Exhibit A
                                   ---------

                      to Affidavit of Non-foreign Status
                      Internal Revenue Code Section 1445

                               LEGAL DESCRIPTION

     All of that certain real property located in Marin County, California, described as follows:

                          [Insert Legal Description]

                                   Exhibit G
                                   ---------

                         TENANT'S ESTOPPEL CERTIFICATE
                                      AND
                             ATTORNMENT AGREEMENT

     To:  ____________________
          ____________________
          ____________________

     Re:  ____________________

     The undersigned (the "Lessee") understands that you are presently negotiating the purchase of the certain real property commonly known as _________________________ of which the Lessee is a tenant pursuant to the terms of that certain Lease dated _______, by and between Lessee and ______________________ ("Lessor"), including any amendments to or modifications of the same. The Lessee hereby certifies the following information with respect to the Lease under which the Lessee is a tenant and agrees that you may rely upon the same in purchasing said real property:

     1. The copy of the Lease attached hereto as Exhibit A is a true, correct and complete copy of the Lease, and the Lease is in full force and effect and has not been modified or amended except as specifically set forth below.

     2. The Lessee asserts no claim of default or offset or defense against the payment of rent or other charges payable by the Lessee and asserts no claim against the Lessor under the Lease in regard to the premises occupied by Lessee. There is no default by Lessor under the Lease.

     3. All fixed minimum rental has been paid to the end of the current calendar month, which is fixed rent presently in the following sum: $_________, and no rent under the Lease has been paid more than one month in advance of its due date.

     4.   The Lease commencement and termination dates are: _______________ and
_______________.

     5. Date of original Lease: ________________________ Dates of any amendments or modifications: _________________________________________________
_____________________________________.

     6.   Current annual fixed minimum rental: _______________________________
___________________________________________________.

     7.   Lease termination date: _______________________________.

     8. The Lease provides _____ (number of options) option(s) to renew for additional term(s) of __________.

     9. The Lease contains no first right of refusal, option to expand, or option to terminate, except as follows: ______________________________________
_______________________________________. No notice to terminate has been given by the undersigned.

     10.  Lessor is holding a security deposit of $____________.

     11. The undersigned is not in default under the Lease and is current in the payment of any taxes, utilities, common area maintenance payments, or other charges required to be paid by the undersigned.

     12. The improvements and space required to be furnished according to the Lease have been duly delivered by the Lessor and accepted by the Lessee.

     13. Lessee has no defenses as to its obligations under the Lease and claims no setoff or counterclaim against Lessor.

     14. Lessee has not received notice of any assignment, hypothecation, mortgage, or pledge of Lessor's interest in the Lease or the rents of other amounts payable thereunder.

     15. Lessee has not entered into any sublease, assignment or other agreement transferring any of its interest in the Lease or the leased premises.

     16. Lessee agrees to attorn to any successor-in-interest to Lessor and be bound by all the terms, covenants and conditions of the Lease for the balance of the term thereof.

     17. The Lessee certifies that he is required to pay a pro rata share of real property taxes, as well as a pro rata share of the following operating expenses: ____________________________________________________________________
_______________________________________________________________________________.
Moreover, the Lessee is required to pay or all utilities, including water and sewer, used in and upon the leased premises and is responsible for all repairs and maintenance to the HVAC/mechanical systems.

     18. Under the Lease the Lessee is entitled to the use of _____________ parking spaces.

     Dated:  _____________, 19__.

                              Very truly yours,


                              By____________________________
                              Its___________________________

                                   Exhibit H
                                   ---------

                             ASSIGNMENT OF LEASES


     THIS AGREEMENT dated _________, 2000 (the "Agreement"), is entered into by and between 181 INVESTORS, a California general partnership (collectively, "Assignor") and TENFOLD CORPORATION, a Delaware corporation ("Assignee")

                                  WITNESSETH:
                                  ----------

     WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as 171-181 Carlos Drive, San Rafael, California, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases herein described.

     2.   Assignor warrants and represents that as of the date hereof:

          (a) The attached list includes all of the Leases affecting the property being acquired by Assignee from Assignor. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

          (b) The Leases are in full force and effect and there exist no default on the part of Assignor thereunder, nor does Assignor have any actual knowledge of any defaults or any acts or events which with the passage of time or the giving of notice could become defaults thereunder on the part of any tenant thereunder.

     3. Assignee hereby assumes all of the landlord's or lessor's obligations under the Leases described in Schedule 1 and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the date hereof and arising out of the lessor's obligations under the Leases.

     4. In the event of any litigation between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorney's fees.

     5. This Agreement shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     IN WITNESS WHEREOF, the Assignor and Assignee have executed this Agreement the day and year first above written.

                              ASSIGNOR:

                              181 INVESTORS,
                              a California general partnership


                              By: _______________________________
                              Its: ______________________________


                              ASSIGNEE:

                              TENFOLD CORPORATION,
                              a Delaware corporation


                              By: _______________________________
                              Its: ______________________________

                                  SCHEDULE 1



Tenant           Premises            Lease Date         Amendment Date(s)
------           --------            ----------         -----------------


                               [to be completed]